Fees Summary	Sep. 01, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 30,596,990.05
Previously Paid Amount	0.00
Total Fee Amount	4,225.44
Total Offset Amount	0.00
Net Fee	$ 4,225.44